UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2018

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Current Report on Form 8-K filed by International Paper Company (the “Company”) on June 20, 2018 (the “Original 8-K”), Glenn R. Landau no longer serves as Senior Vice President and Chief Financial Officer of the Company and is leaving the Company for personal reasons.

The Company is filing this Current Report on Form 8-K/A to amend the Original 8-K to report that:

●	Mr. Landau’s last day of employment with the Company will be July 31, 2018.

●	On July 23, 2018, Mr. Landau and the Company executed a Termination Agreement and Release dated July 6, 2018 (the “Agreement”), which was approved by the Management Development and Compensation Committee of the Company’s Board of Directors. Pursuant to the Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, Mr. Landau will receive the standard termination allowance and other standard severance benefits under the Company’s Salaried Employee Severance Plan, as well as an additional payment of $20,500 that is intended to be used by Mr. Landau for the payment of his COBRA insurance premiums for an additional 12 months beyond the standard six months. The standard termination allowance is a lump sum cash payment equal to two weeks of salary for each year or partial year of service, which is $726,923 for Mr. Landau (based on his 28 full or partial years of service).

●	By letter dated July 23, 2018, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference, the Company waived the terms of Mr. Landau’s non-competition agreement with respect to any company except for WestRock Company, KapStone Paper and Packaging Corporation, Georgia-Pacific LLC, Packaging Corporation of America, Domtar Corporation, Graphic Packaging Holding Company, and any affiliate or successor of those six companies, effective upon expiration of the seven day revocation period outlined in the Agreement.

Mr. Landau will not receive any supplemental severance payments, and all other information in the Original 8-K remains unchanged.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

99.1	Termination Agreement and Release dated July 6, 2018 and executed July 23, 2018 between International Paper Company and Glenn R. Landau.

99.2	Letter to Glenn R. Landau dated July 23, 2018.

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Termination Agreement and Release dated July 6, 2018 and executed July 23, 2018 between International Paper Company and Glenn R. Landau.

99.2	Letter to Glenn R. Landau dated July 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: July 27, 2018	By:	/s/ SHARON R. RYAN
Name: Sharon R. Ryan
Title: Senior Vice President, General Counsel and
Corporate Secretary

4